Long-Term Bank Deposits And Other Receivables (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Prepaid expenses for land rights	$ 10,608	$ 15,473
Premises evacuation building input index receivable	29,133	30,867
Cross-currency interest rate swap(2)	16,851	0
Long-term receivables	1,366	1,247
Deposits with banks and other long-term receivables	11,311	10,489
Long-term bank deposits and other receivables	69,269	58,076
Long-term balances of non-qualified deferred compensation plan	$ 10,175	$ 9,064